Exhibit 10.1

ALLONGE TO SECURED PROMISSORY NOTE (REVOLVING)

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and legal sufficiency of which hereby are acknowledged, intending to be legally bound, FRANKLIN STREET PROPERTIES CORP., a Maryland corporation (“Lender”), and FSP PHOENIX TOWER LIMITED PARTNERSHIP, a Texas limited partnership (“Borrower”), desire to confirm and amend the Secured Promissory Note (Revolving) dated December 4, 2008 (the “Original Note”) as follows:

Capitalized Terms. Each capitalized term used and not defined in this Allonge to Secured Promissory Note (Revolving) (this “Allonge”) shall have the meaning given to such term in the Original Note.

Amendment – Maturity Date. Section 2 of the Original Note is hereby deleted in its entirety and replaced with the following:

“Principal Repayment. The outstanding principal amount of the Loan, together with any accrued but unpaid interest, shall be due and payable on the earlier to occur of (i) November 30, 2012 and (ii) the date on which an Event of Default shall have occurred (such date first to occur being referred to herein as the "Maturity Date"). This Note may be prepaid in whole or in part at any time without premium or penalty.”

Amendment – Interest Rate. Section 3 of the Original Note is hereby deleted in its entirety and replaced with the following:

“Interest Rate and Payments. The Maker promises to pay interest only on each Advance monthly in arrears, with the first such payment due and payable on the first day of the first full calendar month following the date of such Advance, and subsequent payments due and payable on the first day of each calendar month thereafter, until all unpaid principal of the applicable Advance is paid in full. The Maker further promises to pay interest only on the outstanding principal amount of each Advance from the date of such Advance until payment in full of such Advance at a per annum interest rate equal to (i) from the date hereof to the Maturity Date, at the LIBOR Rate (defined below), (ii) from and after the Maturity Date, or during the continuance of an Event of Default, at the rate set forth in clause (i) plus five percent (5.0%) (the “Default Rate”), or (iii) if less than the rates applicable under both clauses (i) and (ii), the maximum rate permissible by law. As used herein, the “LIBOR Rate” means the per annum rate of interest reported in the Wall Street Journal (“WSJ”) as the “Latest”, “One month”, “London interbank offered rate, or Libor” plus four hundred forty (440) basis points; provided, however, that if the LIBOR Rate is no longer available, or is no longer published in the WSJ, Lender will choose a new rate that is based upon comparable information and provide prompt notice thereof to Maker. Regardless of whether an Advance is actually made on the first day of a calendar month, interest on each Advance shall accrue on the unpaid principal balance of such Advance at the LIBOR Rate in effect on the first day of the calendar month in which such Advance is made. Thereafter, the LIBOR Rate applicable to each Advance shall automatically change to the LIBOR Rate in effect on the first day of each subsequent calendar month until the applicable Advance is repaid in full.”

Continuing Effect; No Novation. Except as expressly set forth in this Allonge, all of the terms, covenants and conditions of the Original Note shall remain in full force and effect. Except as modified by this Allonge, the Original Note and that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated December 4, 2008 from the Borrower in favor of the Lender (“Mortgage”) are ratified, confirmed and continued. This Allonge is given as a modification of the Borrower’s obligations under the Original Note and is not given in substitution therefor or extinguishment thereof and is not intended, and shall not be construed as, a novation.

Conflicts; Inconsistencies. If there shall be any conflicts or inconsistencies between the provisions of this Allonge and those of the Original Note or the Mortgage, the provisions of this Allonge shall govern and control.

Counterparts; Facsimile/Electronic Signatures. This Allonge may be executed in several counterparts, each of which shall be an original and all of which, when taken together, shall constitute one instrument. Facsimile or electronic signatures are valid to bind each party to this Allonge.

Attachment to Original Note. This Allonge shall be and remain attached to the Original Note and shall be an integral part thereof. From and after the date of this Allonge, all references to “Note” and/or “Promissory Note” in the Original Note and the Mortgage shall mean the Original Note, as amended by this Allonge.

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IN WITNESS WHEREOF, the parties hereto have caused this Allonge to Secured Promissory Note (Revolving) to be duly executed as of March 31, 2011.

BORROWER:

FSP PHOENIX TOWER LIMITED PARTNERSHIP, a Texas limited partnership

By: FSP Phoenix Tower LLC, its general partner

By:	/s/ George J. Carter
George J. Carter
President

COMMONWEALTH OF MASSACHUSETTS	:
: ss
COUNTY OF MIDDLESEX	:

On this 31st day of March, 2011, before me, the undersigned notary public, personally appeared George J. Carter, President of FSP Phoenix Tower LLC, a Delaware limited liability company, which is the general partner of FSP Phoenix Tower Limited Partnership, a Texas limited partnership, proved to me through satisfactory evidence of identification, which was personal knowledge of identity, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily, as the act and deed of said entity for its stated purpose.

/s/ Judy E. McIsaac

Official Signature and Seal of Notary Public

LENDER:

FRANKLIN STREET PROPERTIES CORP., a Maryland corporation

By:	/s/ George J. Carter
George J. Carter
President and Chief Executive Officer

COMMONWEALTH OF MASSACHUSETTS	:
: ss
COUNTY OF MIDDLESEX	:

On this 31st day of March, 2011, before me, the undersigned notary public, personally appeared George J. Carter, President and Chief Executive Officer of Franklin Street Properties Corp., a Maryland corporation, proved to me through satisfactory evidence of identification, which was personal knowledge of identity, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily, as the act and deed of said entity for its stated purpose.

/s/ Judy E. McIsaac

Official Signature and Seal of Notary Public

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